UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 22, 2021

LOCKHEED MARTIN CORPORATION
(Exact name of registrant as specified in its charter)

Maryland		1-11437	52-1893632
(State or other jurisdiction		(Commission file number)	(I.R.S. Employer
of incorporation)			Identification No.)

6801 Rockledge Drive
Bethesda,	Maryland		20817
(Address of principal executive offices)			(Zip Code)
(301) 897-6000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1 par value	LMT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
Lockheed Martin held its Annual Meeting of Stockholders on April 22, 2021. Of the 278,712,199 shares outstanding and entitled to vote (as of the February 26, 2021 record date), 246,773,130 shares were represented at the meeting, or an 88.54% quorum. The final results of voting for each matter submitted to a vote of stockholders at the meeting are as follows:
Proposal 1 - Election of Directors
Elected the following eleven individuals to the Board of Directors to serve as directors until the Annual Meeting of Stockholders in 2022 and until their successors have been duly elected and qualified:

	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
Daniel F. Akerson	200,894,455	8,309,575	1,992,357	35,576,743
David B. Burritt	202,617,214	6,712,802	1,866,371	35,576,743
Bruce A. Carlson	193,758,427	15,752,659	1,685,289	35,576,743
Joseph F. Dunford, Jr.	205,524,712	3,903,580	1,768,083	35,576,743
James O. Ellis, Jr.	203,927,309	5,461,615	1,807,451	35,576,743
Thomas J. Falk	205,867,155	3,495,041	1,834,179	35,576,743
Ilene S. Gordon	205,560,664	3,986,001	1,649,545	35,576,743
Vicki A. Hollub	204,281,013	5,291,697	1,623,665	35,576,743
Jeh C. Johnson	204,758,583	4,697,623	1,740,168	35,576,743
Debra L. Reed-Klages	206,219,527	3,318,779	1,658,068	35,576,743
James D. Taiclet	204,034,468	4,227,254	2,934,653	35,576,743
Proposal 2 - Ratification of Appointment of Independent Auditors
Ratified the appointment of Ernst & Young LLP as the Corporation’s independent auditors for the year ending December 31, 2021.

Votes For	Votes Against	Votes Abstain
238,124,248	7,508,321	1,140,548
Proposal 3 - Advisory Vote to Approve the Compensation of our Named Executive Officers (Say-on-Pay)
Approved, on an advisory basis (non-binding), the compensation of the Corporation’s named executive officers as described in detail in the Compensation Discussion and Analysis and the accompanying tables in our 2021 proxy statement.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
192,833,345	15,278,463	3,084,567	35,576,743
Proposal 4 - Stockholder Proposal to Adopt Stockholder Action by Written Consent
Rejected a stockholder proposal requesting that the Board of Directors adopt stockholder action by written consent.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
95,906,663	111,891,293	3,398,419	35,576,743
Proposal 5 - Stockholder Proposal to Issue a Report on Human Rights Due Diligence
Rejected a stockholder proposal requesting that the Board of Directors issue a report on human rights due diligence.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
66,731,774	140,460,521	4,004,080	35,576,743

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lockheed Martin Corporation
(Registrant)

Date: April 22, 2021	By:	/s/ Kerri R. Morey
Kerri R. Morey
Vice President and Associate General Counsel